UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005

                                 Xenomics, Inc.
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             (Exact name of registrant as specified in its charter)


            Florida                                             04-3721895
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(State or other jurisdiction                                    IRS Employer
of incorporation or organization)                            Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 297-0808

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On January 10, 2005, Xenomics, Inc., a Florida corporation (the "Company") entered into a letter of engagement (the "Agreement") with Trilogy Capital Partners, Inc. ("Trilogy"). The term of the Agreement is for twelve months beginning on January 10, 2005 and terminable thereafter by either party upon 30 days' prior written notice. Pursuant to the Agreement, Trilogy will provide marketing and financial public relations services to the Company and will assume the responsibilities of an investor relations officer for the Company. The Company will pay Trilogy $10,000 per month under the Agreement.


Item 3.02 Unregistered Sales of Equity Securities.

         Reference is made to "Item 1.01 Entry into a Material Definitive Agreement" of this report, which is incorporated by reference into this item.

         Pursuant to the Agreement, the Company issued warrants to purchase 1,000,000 shares of Common Stock of the Company at an exercise price of $2.95 per share (the "Warrants"). The Warrants issued to Trilogy are exercisable upon issuance and expire on January 10, 2008. In the event the Company proposes to register any of its Common Stock under the Securities Act of 1933 for sale in connection with a public offering of Common Stock, the Company will give written notice to Trilogy and will include in such registration statement any of the shares of Common Stock underlying the Warrants which Trilogy may request be included. The offer and sale of these securities was made in reliance on Section 4(2) of the Securities Act of 1933, as amended. The offer and sale of the Warrants did not involve a public offering.



Item 9.01 Financial Statements and Exhibits

         (c) Exhibits.

                  4.1      Form of Warrant issued to Trilogy Capital Partners,
                           Inc.

                  10.1 Letter of Engagement between Trilogy Capital Partners, Inc. and Xenomics, Inc. dated January 10, 2005.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 13, 2005                             XENOMICS, INC.


                                                    By: /s/ V. Randy White
                                                       -------------------------
                                                       V. Randy White, Ph.D.
                                                       Chief Executive Officer

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